UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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MYMETICS CORPORATION

  (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MYMETICS CORPORATION

Route de la Corniche 4

1066 Epalinges, Switzerland

011-41-21-653-4535

  Notice of Action by Written Consent of Shareholders to be Effective August 6, 2013

Dear Stockholder:

Mymetics Corporation, a Delaware corporation. (the "Company"), hereby notifies our stockholders of record on August 7, 2013 that stockholders holding approximately 55.90% of the voting power have approved, by written consent in lieu of a special meeting on August 6, 2013 the following proposals:

Proposal 1	To file an Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 495,000,000 to 850,000,000.

Proposal 2

To file an Amended and Restated Certificate of Incorporation to eliminate the series of preferred stock designated as 500,000 shares of 5% Cumulative Convertible Redeemable Preferred Stock, Series 1, of which 100,000 is designated as 5% Cumulative Convertible Redeemable Preferred Stock, Series 2, and one share is designated a "Special Voting Preferred Stock".

Proposal 3	To approve the adoption of the Company's 2013 Stock Incentive Plan

This Information Statement is first being mailed to our stockholders of record as of the close of business on August 7, 2013.  The action contemplated herein will not be effective until September 12, 2013, a date which is at least 20 days after the date on which this Information Statement is first mailed to our stockholders of record.  You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

Exhibit A: Amended and Restated Certificate of Incorporation

Exhibit B: 2013 Stock Incentive Plan

The corporate action is taken by consent of the holders of a majority of the shares outstanding, pursuant to Delaware law.  Proxies are not being solicited because stockholders holding approximately 55.90% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.

/s/Ronald Kempers President and Chief Executive Officer

Route de la Corniche 4
1066 Epalinges, Switzerland
August 21, 2013

MYMETICS CORPORATION

Route de la Corniche 4

1066 Epalinges, Switzerland

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the stockholders of Mymetics Corporation, a Delaware corporation (the “Company”), in connection with the adoption of an Amended and Restated Certificate of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On July 29, 2013 our Board of Directors approved and, on August 6, 2013 the holders of a majority of our voting capital stock approved (i) the filing with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to provide for the increase of the total number of authorized, issued and outstanding shares of the Company’s common stock, par value $.01 per share (“Common Stock") and the removal of certain designated shares of preferred stock and (ii) adoption of our 2013 Stock Incentive Plan. The increase in our authorized shares of Common Stock and the removal of the series of certain designated shares of preferred stock will become effective on the date of filing the Restated Certificate with the Delaware Secretary of State (the “Effective Date”) in accordance with the relevant sections of the Delaware General Corporation Law.

Dissenters' Right of Appraisal

The Delaware General Corporation Law does not provide for dissenter's rights of appraisal in connection with the proposed increase in our authorized shares of Common Stock, removal of certain designated shares of preferred stock or adoption of our 2013 Stock Incentive Plan.

Voting Securities

As of the date of this information statement, our voting securities consist of our Common Stock of which 295,318,813 shares are outstanding. Approval of the Restated Certificate and our 2013 Stock Incentive Plan requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding at July 31, 2013 (the “Record Date”).  The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

Stockholders who beneficially own an aggregate of 165,166,766 shares of our Common Stock, or approximately 56% of the total issued and outstanding shares of Common Stock are the “Consenting Stockholders.”   The Consenting Stockholders have the power to vote all of their shares of our Common Stock, which number exceeds the majority of the issued and outstanding shares of our Common Stock on the date of this Information Statement.  The Consenting Stockholders have consented to the proposed actions set forth herein and had and have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

The approval of this action by written consent is made possible by Section 228 of the Delaware General Corporation Law, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

Pursuant to Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as such notice. This Information Statement will be mailed on or about August 23 2013 to stockholders of record as of the Record Date, and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

PROPOSAL 1 - TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 495,000,000 to 850,000,000

The Company has received stockholder approval to amend and restate its Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.01 per share, from 495,000,000 to 850,000,000. Article IV of the Restated Certificate is expected to be amended to read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 855,000,000, 850,000,000 of which shall be Common Stock, $0.01 par value per share. The total number of shares of Preferred Stock authorized to be issued is 5,000,000 shares, $0.01 par value per share, of which (i) 500,000 shares are designated as 5% Cumulative Redeemable Convertible Preferred Stock, Series 1 (ii) of which 100,000 shares are designated 5% Cumulative Redeemable Convertible Preferred Stock, Series 2 and (iii) of which one share is designated as Special Voting Preferred Stock.

Except as otherwise provided by law, the shares of stock of the Corporation, regardless of class, may be issued by the Corporation from time to time in such amounts, for such consideration and for such corporate purposes as the Corporation's Board of Directors may from time to time determine."

The Consenting Stockholders have voted in favor of approving the Restated Certificate.  With the approval of the Consenting Stockholders, the amended Charter will become effective upon its filing with the Secretary of State of the State of Delaware.

Current Use of Shares

As of June 30, 2013, there were:

• 295,318,813 shares of Common Stock outstanding

• 444,359,382 shares subject to issuance upon the conversion of our outstanding convertible promissory notes, warrants and options based upon the principal balance of $59,008,410 and an average conversion price of $0.1317; and

• 5,000,000 shares reserved for grant under our 2001 Qualified Incentive Stock Option Plan, of which 3,575,000 options to purchase shares of our Common Stock have been granted.

Purpose and Effect of the Proposed Increase in Shares of Common Stock

The proposed increase in the number of authorized shares of Common Stock is necessary to provide flexibility to issue shares for general corporate purposes that may be identified in the future including, but not limited to, raising additional equity capital through the issuance of shares of Common Stock, preferred stock or debt or equity securities convertible or exercisable into shares of Common Stock, or in the case of Common Stock, adopting additional employee benefit plans or reserving additional shares for issuance under existing plans and funding the acquisition of other companies. No additional action or authorization by stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our Common Stock is then listed or quoted. Examples of circumstances in which further stockholder authorization generally would be required for issuance of such additional shares include (a) transactions that would result in a change of control of the Company, and (b) adoption of, increases in shares available under, or material changes to equity compensation plans. We have no current plans, proposals or arrangements to engage in any corporate transactions that would require the issuance of the additional shares being authorized pursuant to this proposal.

The additional authorized shares would become part of the existing class of Common Stock, and the Restated Certificate would not affect the terms of the outstanding Common Stock or the rights of the holders of the Common Stock. The Company stockholders do not have preemptive rights with respect to our Common Stock. Should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. Therefore, additional issuances of Common Stock could have a dilutive effect on the earnings per share, voting power and share holdings of current stockholders.

Anti−takeover Provisions

We are not introducing this proposal with the intent that it be utilized as a type of anti−takeover device. However, this action could, under certain circumstances, have an anti−takeover effect. For example, in the event of a hostile attempt to acquire control of the Company, we could seek to impede the attempt by issuing shares of Common Stock, which would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. Further, we could issue additional shares in a manner that would impede the efforts of stockholders to elect directors other than those nominated by the then current Board of Directors. These potential effects of the proposed increase in the number of authorized shares could limit the opportunity for the Company stockholders to dispose of their shares at the higher price generally available in takeover attempts or to elect directors of their choice.

The following is a description of other anti−takeover provisions in our charter documents and other agreements. We have no current plans or proposals to enter into any other arrangement that could have material anti−takeover consequences.

Certificate of Incorporation and Bylaws

Certain provisions of the our Certificate of Incorporation and bylaws may have the effect of deterring unsolicited attempts to acquire a controlling interest in the Company or impeding changes in our management. Preferred stock may be issued in the future in connection with acquisitions, financings, or other matters, as the Board of Directors deems appropriate. In the event that we determine to issue any shares of preferred stock, a certificate of designation containing the rights, privileges, and limitations of this series of preferred stock will be filed with the Secretary of State of the State of Delaware. The effect of this preferred stock designation power is that our Board of Directors alone, subject to Federal securities laws, applicable blue sky laws, and Delaware law, may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control of the Company without further action by our stockholders, and may adversely affect the voting and other rights of the holders of our Common Stock.

Our Certificate of Incorporation also provides for staggered classes of our Board of Directors and does not provide our stockholders with cumulative voting rights. Our bylaws provide that only our President, our Board of Directors and the Chairman of our Board of Directors may call a special meeting of stockholders.

We are not presenting this proposal with the intent that it be utilized as a type of anti−takeover device. The proposal is being made at this time to make available a sufficient number of shares of Common Stock and preferred stock in connection with our on-going financing requirements until we have sufficient revenues from our vaccines to not require financings to support our business plan, to meet the Company’s current potential obligations to issue Common Stock and to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

PROPOSAL 2 - TO ELIMINATE 500,000 SHARES OF DESIGNATED PREFERRED STOCK

Under the Company's current charter there are 5,000,000 shares of blank check preferred stock authorized for issuance for which the Board of Directors has the authority to specify voting powers, designations, preferences, rights and qualifications, limitations or restrictions. Of these 5,000,000 shares of blank preferred stock the current charter designates 500,000 shares as 5% Cumulative Convertible Redeemable Preferred Stock, Series 1, of which 100,000 is designated as 5% Cumulative Convertible Redeemable Preferred Stock, Series 2, and one share is designated as Special Voting Preferred Stock. These designations were instituted by prior management in anticipation of a financing in 2004 that never occurred. Accordingly, we believe that the designation of 500,000 shares of the 5,000,000 blank check preferred should be eliminated from Article IV of the Restated Certificate which, together with incorporation of the increase in authorized shares of Common Stock in Proposal 1 would read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 855,000,000, 850,000,000 of which shall be Common Stock, $.01 par value per share, and 5,000,000 of which shall be Preferred Stock, $.01 par value per share, all of which shall be blank check Preferred Stock which shall have such voting powers, designations, preferences, rights and qualifications, limitations or restrictions to be determined by the Corporation’s Board of Directors on a case-by-case basis, prior to issuance but subject to compliance with the requirements of the Delaware General Corporation Law."

Purpose and Effect of the Proposed Elimination of 500,000 5% Cumulative Redeemable Convertible Preferred Stock

The designation of 500,000 5% Cumulative Redeemable Convertible Preferred Stock (the "Designated Preferred Stock") in the Company's Certificate of Incorporation was made by prior management in anticipation of a financing that did not occur. The effect of removing the Designated Preferred Stock will be to allow the Board of Directors to have available the full amount of authorized blank check preferred stock (5,000,000 shares) for future use.

PROPOSAL 3: APPROVAL OF THE MYMETICS

2013 STOCK INCENTIVE PLAN

On July 29, 2013, the Board adopted the Mymetics 2013 Stock Incentive Plan. The plan was adopted for the benefit of eligible employees, officers, directors and consultants of the Company. The purpose of the plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons. The plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, restricted stock units, performance awards, other stock-based awards, or any combination of the foregoing.

Description of the Stock Incentive Plan

The following is a summary of the material features of the plan. The following summary does not purport to be complete and is qualified in its entirety by reference to the terms of the plan, which is attached to this proxy statement as Appendix A.

Eligibility. In general, any employee, officer, director or consultant is eligible to participate in the plan. As of June 30, 2013, the Company had three employees who would have been eligible to participate in the plan if the plan had then been in effect.

Shares Subject to the Plan. In the aggregate, 30,000,000 shares of Common Stock are available for purchase under the plan, subject to adjustment in the event of certain corporate events. Shares deliverable under the plan may consist of either treasury shares or shares of Common Stock originally issued for such purpose. As of June 30, 2013, the fair market value of a share of Common Stock was $0.02.

Administration. The plan is administered by the Board or the Administrator should the Board appoint one. Currently, the Board serves as the Administrator. The Administrator has authority to interpret the plan, prescribe, amend and rescind rules and regulations relating to it and make all other determinations deemed necessary or advisable in administering the plan.

Adjustments. If shares of Common Stock are exchanged for a different number or kind of shares of our Company through merger, recapitalization, stock dividend, stock split or other similar capital adjustments, the Administrator will make such adjustments as it deems appropriate. The Administrator's determination will be binding for all purposes of the plan.

Transferability. A participant’s rights under the plan may not be transferred or assigned to any other person during the participant’s lifetime. After shares have been issued under the plan such shares may be assigned or transferred in the same manner as any other shares.

Types of Awards. The plan permits the granting of any or all of the following types of awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock awards and restricted stock units, (iv) stock payment awards, and (v) other stock or cash-based awards payable upon attainment of pre-established performance goals.

Stock Options. The Plan Administrator may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. Stock options entitle the holder to purchase a specified number of shares of our Common Stock at a specified price, called the exercise price, subject to the terms and conditions of the plan and the option grant. The exercise price of stock options under the plan must be equal to at least 100% of the fair market value of the stock for the date of grant. While the stock is quoted on a national market or other quotation system, fair market value means, as of a given date, the last sales price of our common stock. The exercise price for shares purchased under an option must be paid in a form or forms acceptable to the Administrator, including cash, check, shares of already-owned common stock, a broker-assisted cashless exercise or such other form of consideration as the Administrator may permit.

At the time of grant, the Administrator will establish the time or times when stock options will vest and become exercisable and the expiration date for stock options, including how long stock options will remain exercisable in the event of a participant’s termination of employment or service.

Stock Appreciation Rights. A stock appreciation right (or SAR) entitles the holder to receive, upon exercise, the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR, which grant price must be the fair market value of our Common Stock on the date the SAR was granted. At the time of grant, the Administrator will determine the time or times when SARs are exercisable and when they expire. Payment upon exercise of SARs may be in cash, stock, or any combination of cash and stock. SARs may be granted in tandem with stock options. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR generally will be canceled to the extent the option has been exercised.

Restricted Stock Awards and Restricted Stock Units. Restricted stock awards are awards of shares of our Common Stock subject to certain repurchase or forfeiture restrictions, restrictions on transferability or other restrictions established by the Administrator, which restrictions may be based on continued service with the Company or its related companies and/or other conditions, such as the achievement of performance criteria established by the Administrator. The Administrator may waive any such restrictions in its sole discretion. Restricted stock units are awards designated in units of common stock that similarly vest and become nonforfeitable on such dates or dates, or upon satisfaction of such conditions to vesting, as the Plan Administrator determines.

Stock Payments. Stock payments are (i) payments in the form of shares of our Common Stock or (ii) an option or other right to purchase shares of our Common Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of that compensation. The Administrator will determine the number of shares or the number of options or other rights to purchase shares subject to a stock payment, which may be based upon performance criteria or other specific performance goals.

Other Stock or Cash-Based Awards. The Administrator may grant other incentives payable in cash or in shares of Common Stock, subject to the terms of the plan, which may be payable only upon the attainment of performance goals established by the Administrator. Under the Plan, no grant in a single year to a participant may exceed 3,000,000 shares of Common Stock and the maximum amount that may be paid to a participant for performance award units granted in a single fiscal year may not exceed $1,000,000. Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.

Award Limitations. Subject to certain adjustments set forth in the plan, the Administrator may not grant awards under the plan to any one participant during any calendar year for more than 3,000,000 shares of Common Stock. In addition, the maximum amount that may be paid in cash to any one participant during any calendar year with respect to any “performance-based compensation” under Section 162(m) of the Code is $1 million.

Effect of Change in Control. In the event of any merger or consolidation in which the Company is not the surviving Company, or any sale or transfer by the Company of all or substantially all its assets, or any tender offer or exchange offer for, or the acquisition, directly or indirectly, by any person or group of more than 50% of the then outstanding voting securities of the Company, and in the event an acquiring company does not assume any awards under the plan, (i) all outstanding options and stock appreciation rights shall become fully vested and exercisable, (ii) for performance-based awards, all performance goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with award payout prorated for the portion of the performance period completed as of the change in control and payment to occur within 45 days of the change in control, (iii) all restrictions and conditional applicable to any restricted stock award shall lapse, (iv) all restrictions and conditions applicable to any restricted stock units shall lapse and payment shall be made within 45 days of the change in control and (v) all other awards shall be delivered or paid within 45 days of the change in control.

Amendment or Termination. The plan automatically terminates ten years from the date the Board approves the plan. The Administrator has the right to amend, modify or terminate the plan at any time without notice. Shareholder approval, however, will be obtained for a plan amendment if required by applicable law or the rules of any stock exchange on which the Company is listed.

New Plan Benefits. Because benefits under the plan depend on discretionary grants by the Board under the plan and the fair market value of shares of our Common Stock at various future dates, it is not possible to determine future benefits that will be received by employees, officers and directors under the plan.

Federal Income Taxation

Options

Certain options under the plan are intended to qualify as "incentive stock options" for federal income tax purposes. Under the federal income tax laws in effect as of the date of this Information Statement, an option holder will recognize no regular income upon grant or exercise of an incentive stock option. (The spread on exercise of an incentive stock option is taken into account for purposes of calculating the alternative minimum tax.) If an option holder exercises an incentive stock option and does not dispose of the shares acquired within two years of the date of grant and within one year following the date of exercise, the later sales of the shares will qualify for capital gains treatment. If an option holder disposes of shares acquired upon exercise of an incentive stock option before either the one-year or the two-year holding period (a "disqualifying disposition"), the option holder will recognize compensation income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the fair market value of the shares on the date of disposition over the option price. Any additional gain realized upon the disqualifying disposition will be eligible for capital gains treatment.

The Company generally will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an incentive stock option. However, upon any disqualifying disposition by an employee, the Company will be entitled to a deduction to the extent the employee recognized compensation income.

Certain options under the plan will be treated as "nonstatutory stock options" for federal income tax purposes. Under the federal income tax laws in effect as of the date of this Information Statement, no income is realized by the holder of a nonstatutory stock option until the option is exercised. At the time of exercise, the option holder will recognize ordinary income, and the Company will be entitled to a deduction, in the amount by which the fair market value of the shares acquired exceeds the exercise price at the time of exercise. The Company is required to withhold employment taxes on such income. Upon the sale of shares acquired upon exercise of a nonstatutory stock option, the option holder will receive capital gains treatment on the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise. Such capital gains treatment shall be short-term or long-term, depending on the length of time the shares were held.

Restricted Shares

The general rule is that non-vested stock received as compensation for services is taxed as ordinary income in the year in which it becomes vested. Code Section 83(b) allows a recipient to make an irrevocable election to include the non-vested stock's fair market value at the time of grant in gross income in the year the restricted stock award is granted. If the recipient does not file an 83(b) election, the fair market value of the non-forfeited stock at the time it vests will be included in gross income in the year the stock vests. Filing a Section 83(b) election affects the timing of when income is recognized, and when the stock is valued for purposes of determining the amount of taxable income recognized.

If no 83(b) election is filed, the recipient of non-vested stock will not recognize any taxable income at the time of the grant (and the Company will not be entitled to a tax deduction at that time). When shares of restricted stock vest, the recipient recognizes an amount of ordinary income equal to the fair market value of the non-forfeited shares of restricted stock at the time the shares vest (less any amount paid for the shares). The amount of income recognized is subject to withholding for income taxes and FICA (and the Company is subject to payroll taxes under FICA and FUTA).

If an 83(b) election is made, the grant of restricted stock is treated for tax purposes as if the shares were not subject to vesting or forfeiture. Vesting and forfeiture conditions are disregarded in determining when the income must be recognized and the amount of ordinary income recognized. If a timely 83(b) election has been filed, the recipient recognizes ordinary income when the shares of restricted stock are granted. The amount of ordinary income is equal to the fair market value of the shares at the time of the grant (less any amount paid for the shares). The taxable amount is subject to withholding for income taxes and FICA (and the Company is subject to payroll taxes under FICA and FUTA).

Stock Appreciation Rights

The following general rules will be applicable under current United States federal income tax law to SARs granted under the plan: The optionee does not recognize any taxable income upon the grant of a SAR. The taxable event for the optionee is upon exercise of the SAR. If an optionee elects to receive the appreciation inherent in the SARs in cash, the cash is ordinary income. If the optionee elects to receive the appreciation in the form of stock, the stock received is taxable to the employee under Code section 83(a) to the extent of the difference between its fair market value and the amount the employee paid for the stock, provided that there are no restrictions on the stock.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 30, 2013, certain information concerning the beneficial ownership of common stock by (i) each person known by the company to be the owner of more than 5% of the outstanding common stock, (ii) each director, (iii) our executive officers, and (iv) all directors and executive officers as a group. In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 295,318,813 shares outstanding. Unless otherwise indicated, the address of the following shareholders is the address of the Company, Route de la Corniche 4, 1066, Epalinges, Switzerland.

Stockholders, Management and Directors	Shares Beneficially Owned	Percentage of Outstanding Shares Owned*
Ulrich Burkhard, Director	NA	0%

Dr. Thomas Staehelin, Director (1)	12,479,907	4.23%

Dr. Sylvain Fleury, CSO	6,500,000	2.20%

Ernest M. Stern, Director	1,500,000.51%

Ronald Kempers, President and CEO	100,000.03%

All directors and executive officers as a group (5 persons)	20,579,907	6.97%

Round Enterprises Ltd. St. Peter Port, Guernsey (2)	141,006,552	47.75%

(1) Dr. Thomas Staehelin is the beneficial owner of the shares which are held by Eardley Holding A.G., a company owned and controlled by Dr. Staehelin who has sole voting and dispositive control over the shares. The address of Eardley Holding A.G. is St. Jakobs-Str. 7, CH-4002 Basel, Switzerland.

(2) As stated in the Form 13-D filed by Round Enterprises Ltd., all its shares are held through Anglo Irish Bank, SA, as nominee, and which, as a fiduciary, cannot take any action without the prior consent of Round Enterprises Ltd.

* Beneficial ownership of less than 1% is omitted.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

Security holders sharing an address and receiving a single copy may request to receive a separate information statement at Mymetics Corporation, Route de la Corniche 4, 1066, Epalinges, Switzerland. Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at Mymetics Corporation, Route de la Corniche 4, 1066, Epalinges, Switzerland, telephone: 011-41-21-653-4535.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.  Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates.  We believe that during the fiscal year ended December 31, 2012, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

 We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Mymetics Corporation, Route de la Corniche 4, 1066, Epalinges, Switzerland, telephone: 011-41-21-653-4535.

Date: August 21, 2013	Mymetics Corporation

By Order of the Board of Directors
	By:	/s/ Ronald Kempers
Ronald Kempers
President and Chief Executive Officer

Exhibit A

Amended and Restated Certificate of Incorporation

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MYMETICS CORPORATION

(pursuant to section 242 and 245)

Mymetics Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1.          The name of the corporation is Mymetics Corporation. The date of filing its original Certificate of Incorporation (originally incorporated under the name ICHOR Corporation) with the Secretary of State was September 16, 1996.

2.          A Certificate of Designation was filed with the Secretary of State of Delaware on March 6, 1998 to designate the rights and preferences of the Series 1 Preferred Stock.

3.          A Certificate of Designation was filed with the Secretary of State of Delaware on December 7, 1999 to designate the rights and preferences of the Series 2 Preferred Stock.

4.          A Certificate of Designation was filed with the Secretary of State of Delaware on March 23, 2001 to designate the rights and preferences of the Special Voting Preferred Stock.

5.          An Amendment to the Certificate of Incorporation was filed with the Secretary of State of Delaware on May 21, 2001.

6.          An Amendment to the Certificate of Incorporation was filed with the Secretary of State of Delaware on July 23, 2001 to change the name of the Corporation to “Mymetics Corporation.”

7.          A Certificate of Correction to the Certificate of Incorporation was filed with the Secretary of State of Delaware on July 26, 2001.

8.          A Certificate of Renewal and Revival of Certificate of Incorporation was filed with the Secretary of State of Delaware on May 10, 2002.

9.          A Certificate of Renewal and Revival of Certificate of Incorporation was filed with the Secretary of State of Delaware on March 22, 2004.

10.        An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on December 1, 2004.

11.        This Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President this __ day of September, 2013.

MYMETICS CORPORATION

By:	/s/ Ronald Kempers
Ronald Kempers, President

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EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MYMETICS CORPORATION

ARTICLE I

The name of the corporation is Mymetics Corporation (the “Corporation”).

ARTICLE II

The name of its registered agent is The Corporation Trust Company and the address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as from time to time amended.

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 855,000,000 shares, 850,000,000 of which shall be Common Stock, $0.01 par value per share. The total number of shares of Preferred Stock authorized to be issued is 5,000,000 shares, $0.01 par value per share, all of which shall be blank check Preferred Stock which shall have such voting power, designations, preferences, rights and qualifications, limitations or restrictions to be determined by the Corporation’s Board of Directors on a case-by-case basis, prior to issuance but subject to compliance with the requirements of the Delaware General Corporation Law.

ARTICLE V

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation, but any By-laws so made, altered or repealed may be amended or repealed by the stockholders entitled to vote thereon.

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ARTICLE VI

(a)          The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify every person who is or was a party, or is threatened to be made a party, to (i) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, or (ii) any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person serves or has served at any time as a Director or officer of the Corporation, or who at the request of the Corporation serves or at any time has served as a Director or officer of another corporation (including subsidiaries of the Corporation) or of any partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law. Such indemnification shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation may also indemnify any and all other persons whom it shall have power to indemnify under any applicable law from time to time in effect to the extent authorized by the Board of Directors and permitted by such law. The indemnification provided by this Article 6 shall not be deemed exclusive of any other rights to which any person may be entitled under any provision of the Certificate of Incorporation, other By-Law, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(b)          To the extent that a director, officer, employee or agent of the Corporation, or a person serving in any other enterprise at the request of the Corporation, shall have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) of this Article 6 or in defense of any claim, issue or matter therein, he shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably paid or incurred by him in connection therewith.

(c)          Any indemnification under this Article 6 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstance because he has met the applicable standard of conduct set forth in this Article 6. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel, who may be one of the regular independent legal counsel of the Corporation, in a written opinion, or (3) by the stockholders.

(d)          Expenses (including attorneys’ fees) incurred by a person in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt by the Corporation of an undertaking in writing by or on behalf of the person to be indemnified to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 6. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

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(e)          The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article 6.

(f)          For purposes of this Article 6, the term “corporation” shall include constituent corporations referred to in Subsection (h) of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision of applicable law at the time in effect), and references to “other enterprises” shall include employee benefit plans.

ARTICLE VII

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (A) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the Delaware General Corporation Law or (D) for any transaction from which the director derives an improper personal benefit. If the Delaware General Corporation Law is amended after this Article 7 becomes effective to authorize elimination or limitation of liability of directors, then, upon the effective date of any such amendment, the liability of a director of the Corporation shall, without further act, be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of this article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VIII

The Corporation shall not be governed by the provisions of Section 203 of the Delaware General Corporation Law.

ARTICLE IX

In elections for directors, voting need not be by ballot, unless required by vote of the stockholders before the voting for the election of directors begins.

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Exhibit B

2013 Stock Incentive Plan

Mymetics Corporation
2013 Stock Incentive Plan

1.          Establishment, Purpose and Types of Awards

Mymetics Corporation, a Delaware corporation (the “Company”), hereby establishes the Mymetics Corporation 2013 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

The Plan permits the granting of stock Options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), Stock Appreciation Rights, restricted or unrestricted Stock Awards, Restricted Stock Units, Performance Awards, other stock-based awards, or any combination of the foregoing.

2.          Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

2.1           “Administrator” shall mean the committee or committees as may be appointed by the Board from time to time to administer the Plan, or if no such committee is appointed, the Board itself. For purposes of establishing and certifying the achievement of Performance Goals pursuant to Code Section 162(m), any such committee shall consist of three or more persons, each of whom, unless otherwise determined by the Board, is (i) an “outside director” within the meaning of Code Section 162(m), (ii) a “nonemployee director” within the meaning of Rule 16b-3 and (iii) satisfies the requirements of the New York Stock Exchange for independent directors.

2.2           “Affiliate” shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

2.3           “Award” shall mean any stock Option, Stock Appreciation Right, Stock Award, Restricted Stock Unit, Performance Award, or other stock-based award.

2.4           “Board” shall mean the Board of Directors of the Company.

2.5           “Change in Control” shall mean shall mean the occurrence of one or more of the change in ownership or control events set forth in Treasury Regulation Section 1.409A-3(i)(5).

2.6           “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

2.7           “Common Stock” shall mean shares of common stock of the Company, par value $.001 per share.

2.8           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.9           “Fair Market Value” So long as the Common Stock is registered under Section 12(b) or (g) of the Exchange Act, “Fair Market Value” shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq National Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the FINRA OTC Bulletin Board or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. In the event that the Common Stock is not registered under Section 12(b) or (g) of the Exchange Act, Fair Market Value shall mean, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith; provided that for purpose of any Option or any Award that is deferred compensation subject to Code Section 409A, such value shall be determined reasonably in a manner that satisfies Code Section 409A.

2.10         “Grant Agreement” shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

2.11         “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Code Section 422, or any successor provision, and that is designated by the Administrator as an Incentive Stock Option.

2.12         “Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

2.13         “Option” means the right to purchase a stated number of shares of Common Stock at a stated price for a stated period of time, granted pursuant to Section 7.

2.14         “Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code Section 424(e), or any successor thereto.

2.15         “Participant” shall mean an employee, officer, director or consultant of the Company, or of any Affiliate of the Company to whom an Award is granted pursuant to the Plan, or upon the death of the Participant, his or her successors, heirs, executors, and administrators, as the case may be.

2.16         “Performance Awards” shall mean an Award of a number of shares or units granted to a Participant pursuant to Section 11 that is paid out based on the achievement of stated performance criteria or Performance Goals during a stated period of time.

2.17         “Performance Goals” shall mean the objectives established by the Administrator in its sole discretion with respect to any performance-based Awards that relate to one or more business criteria within the meaning of Code Section 162(m). Performance Goals may include or be based upon, without limitation: sales; gross revenue; gross margins; internal rate of return; cost; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; cash flow; free cash flow; net operating profit; net income; net earnings; net sales or net sales growth; price of Common Stock; return on capital, net assets, equity, or shareholders’ equity; segment income; market share; productivity ratios; expense targets; working capital targets; or total return to shareholders. Performance Goals may (a) be used to measure the performance of the Company as a whole or any Subsidiary, business unit or segment of the Company, (b) include or exclude (or be adjusted to include or exclude) extraordinary items, the impact of charges for restructurings, discontinued operations and other unusual and non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, management's discussion and analysis or other Securities and Exchange Commission filings, and/or (c) reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group, index, or other external measure, in each case as determined by the Administrator in its sole discretion.

2.18         “Restricted Stock Units” shall mean an Award granted to a Participant pursuant to Section 10, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or Performance Goals or other conditions determined by the Administrator.

2.19         “Stock Appreciation Right” or “SAR” shall mean the right to receive an amount calculated as provided in a grant pursuant to Section 8.

2.20         “Stock Award” shall mean an Award of restricted or unrestricted Common Stock granted to a Participant pursuant to Section 9 and the other provisions of the Plan.

2.21         “Subsidiary” and “subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in Code Section 424(f), or any successor thereto.

2.22         “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

3.           Administration

3.1           Administration of the Plan. The Plan shall be administered by the Board or the Administrator.

3.2           Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 14.4 of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company (vii) establish objectives and conditions, including Performance Goals, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period, (viii) make adjustments in the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles, and (ix) provide for forfeiture of outstanding Awards and recapture of realized gains and other realized value in such events as determined by the Administrator, which include, but are not limited to, a breach of restrictive covenants or an intentional or negligent misstatement of financial records.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

3.3           Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.4           Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

3.5           Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

3.6           Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.           Shares Available for the Plan

4.1           Shares Available for Awards. Subject to adjustments as provided in Section 14.4 of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 30,000,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 14.4 of the Plan. The maximum number of shares of Common Stock under the Plan that may be issued as Incentive Stock Options shall be 30,000,000 shares. Shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to Incentive Stock Options. Shares under substitute awards pursuant to Section 14.4 for grants made under a plan of an acquired business entity shall not reduce the maximum number of shares that may be issued under the Plan.

4.2           Performance-Based Award Limitation. Awards that are designed to comply with the performance-based exception from the tax deductibility limitation of Code Section 162(m) shall be subject to the following rules:

(a)          The number of shares of Common Stock that may be granted in the form of Options in a single fiscal year to a Participant may not exceed 2,000,000, as adjusted pursuant to Section 14.4.

(b)          The number of shares of Common Stock that may be granted in the form of SARs in a single fiscal year to a Participant may not exceed 2,000,000, as adjusted pursuant to Section 14.4.

(c)          The number of shares of Common Stock that may be granted in the form of restricted Stock Awards in a single fiscal year to a Participant may not exceed 2,000,000 , as adjusted pursuant to Section 14.4.

(d)          The number of Restricted Stock Units that may be granted in a single fiscal year to a Participant may not exceed 2,000,000, as adjusted pursuant to Section 14.4.

(e)          the number of shares of Common Stock that may be granted as Performance Award shares in a single fiscal year to a Participant may not exceed 2,000,000 as adjusted pursuant to Section 14.4.

(f)          The maximum amount that may be paid to a Participant for Performance Award units granted in a single fiscal year to the Participant may not exceed $1,000,000.

5.           Participation

Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Stock Option. .The grant of an Award at any time to any person shall not entitle that person to a grant of an Award at any future time.

6.           Awards

Awards that may be granted under the Plan consist of Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Awards and other stock based awards. The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. If there is any inconsistency between the terms of the Plan and a Grant Agreement, the terms of the Plan shall control unless the Grant Agreement explicitly states that an exception to the Plan is being made. By accepting an Award, a Participant agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Agreement.

7.           Stock Options

7.1           Terms and Grant Agreement. Subject to the terms of the Plan, Options may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for each Option granted:

(a)          the number of shares subject to each Option;

(b)          duration of the Option (provided that no Option shall have an expiration date later than the the 10th anniversary of the date of grant and no Incentive Stock Option that is granted to any Participant who is a Ten Percent Owner shall have an expiration date later than the fifth anniversary of the date of grant);

(c)          vesting requirements that specify a vesting period;

(d)          whether the Option is an Incentive Stock Option or a Nonqualified Stock Option; provided, however, no Option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option;

(e)          the exercise price for each Option, which, except with respect to substitute awards complying with Code Section 424 and regulations thereunder, shall not be less than the Fair Market Value on the date of the grant (with respect to Incentive Stock Options, 110% of the Fair Market Value on the date of grant for any Participant who is a Ten Percent Owner);

(f)          the permissible method(s) of payment of the exercise price;

(g)          the rights of the Participant upon termination of employment or service as a director; and

(h)          any other terms or conditions established by the Administrator.

7.2           Exercise of Options. Options shall be exercisable at such times and subject to such restrictions and conditions as the Administrator, in its sole discretion, deems appropriate, which need not be the same for all Participants.

An Option shall be exercised by delivering written notice as specified in the Grant Agreement on the form of notice provided by the Company. Options may be exercised in whole or in part. The exercise price of any Option shall be payable to the Company in full, in cash or in cash equivalent approved by the Adminstrator, by tendering (if permitted by the Adminstrator) previously acquired Common having an aggregate Fair Market Value at the time of exercise equal to the total Option exercise price (provided that the tendered Common Stock must have been held by the Participant for any period required by the Adminstrator), or by any other means that the Adminstrator determines to be consistent with the Plan's purpose and applicable law. For a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of payment comply with Section 16 and the rules and regulations thereunder. Any payment in shares of Common Stock, if permitted, shall be made by delivering the shares to the secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidence as the secretary shall require(or delivering a certification or attestation of ownership of such Common Stock, if permitted by the Adminstrator).

Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive the shares and delivered to the Participant or other person as soon as practicable following the effective date on which the Option is exercised.

7.3           Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Code Section 422, or, without the consent of any affected Participant, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under Code Section 421. An Option shall be considered to be an Incentive Stock Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any optionee for any calendar year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other incentive option previously granted to the optionee under all other plans of the Company and Affiliates. Any Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonqualified Stock Option, otherwise identical in its terms to those of the Incentive Stock Option. The current limit will be calculated according to the chronological order in which the Options were granted.

7.4           Reduction in Price or Reissuance. In no event shall the Administrator cancel any outstanding Option for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out an Option, unless such cash-out occurs in conjunction with a Change in Control. Additionally, in no event shall the Administrator, without first receiving shareholder approval, (a) cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Option.

7.5           Notification of Disqualifying Disposition. If any Participant shall make any disposition of shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

8.           Stock Appreciation Rights

8.1           Terms and Agreement. Subject to the terms of the Plan, Stock Appreciation Rights may be granted to Participants at any time as determined by the Administrator. The grant price of the SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of Stock as determined on the date of the grant, except with respect to substitute awards complying with Code Section 424 and regulations thereunder. The Administrator shall determine, and the Grant Agreement shall reflect, the following for each SAR granted:

(a)          the number of shares subject to each SAR;

(b)          whether the SAR is a Related SAR or a Freestanding SAR (as defined below);

(c)          the duration of the SAR (provided however, that no SAR shall have an expiration date later than the date after the 10th anniversary of the date of grant);

(d)          vesting requirements;

(e)          rights of the Participant upon termination of employment or service as a director; and

(f)          any other terms or conditions established by the Administrator.

8.2           Related and Freestanding SARs. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option (a “Related SAR”), or may be granted unrelated to an Option (a “Freestanding SAR”).

8.3           Surrender of Option. A Related SAR shall require the holder, upon exercise, to surrender the Option with respect to the number of shares as to which the SAR is exercised, in order to receive payment. The Option will, to the extent surrendered, cease to be exercisable.

8.4           Reduction in Number of Shares Subject to Related SARs. For Related SARs, the number of shares subject to the SAR shall not exceed the number of shares subject to the Option. For example, if the SAR covers the same number of shares as the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the number of shares remaining under the Option. If the Related SAR covers fewer shares than the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the extent necessary so that the number of remaining shares subject to the SAR is not more than the remaining shares under the Option.

8.5           Exercisability. Subject to Section  8.7 and to any rules and restrictions imposed by the Administrator, a Related SAR will be exercisable at the time or times, and only to the extent, that the Option is exercisable and will not be transferable except to the extent that the Option is transferable. A Freestanding SAR will be exercisable as determined by the Administrator but in no event after 10 years from the date of grant.

8.6           Payment. Upon the exercise of a Stock Appreciation Right, the holder will be entitled to receive payment of an amount determined by multiplying:

(a)          The excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant, by

(b)          The number of shares with respect to which the SAR is being exercised.

The Administrator may limit the amount payable upon exercise of a Stock Appreciation Right. Any limitation must be determined as of the date of grant and noted on the Grant Agreement evidencing the grant.

Payment may be made in cash, Common Stock, or a combination of cash and Common Stock, in the Administrator’s sole discretion. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.7           Reduction in Price or Reissuance. In no event shall the Administrator cancel any outstanding Stock Appreciation Right for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out a Stock Appreciation Right, unless such cash-out occurs in conjunction with a change in control. Additionally, in no event shall the Administrator, without first receiving shareholder approval, (a) cancel any outstanding Stock Appreciation Right for the purpose of reissuing the Stock Appreciation Right to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Stock Appreciation Right.

8.8           Additional Terms. The Administrator may impose additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders the benefits of Rule 16b-3, or any successor provision, or as it may otherwise deem advisable.

9.           Stock Awards

9.1           Terms and Agreement. Subject to the terms of the Plan, shares of restricted or unrestricted Common Stock may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Stock Awards granted:

(a)          the number of shares of granted;

(b)          the purchase price, if any, to be paid by the Participant for each share of Common Stock;

(c)          the restriction period established, if any;

(d)          any requirements with respect to elections under Code Section 83(b);

(e)          rights of the Participant upon termination of employment or service as a director; and

(f)          any other terms or conditions established by the Administrator.

9.2           Restriction Period. At the time of the grant of the Stock Award, the Administrator may establish a restriction period for the shares granted, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Administrator deems appropriate. The Administrator may divide the shares into classes and assign a different restriction period for each class. The Administrator may impose additional conditions or restrictions upon the vesting of the Stock Award as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a share of restricted Common Stock, the share shall vest and the restrictions shall lapse. To the extent required to ensure that a Performance Goal-based Award of the Stock Award to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall vest only upon the Administrator’s determination that the Performance Goals applicable to the Award have been attained.

9.3           Restrictions on Transfer Prior to Vesting. Prior to the vesting of a restricted Stock Award, the Participant may not sell, assign, pledge, hypothecate, transfer, or otherwise encumber the Stock Award. Upon any attempt to transfer rights in a share of restricted Common Stock, the share and all related rights shall immediately be forfeited by the Participant. Upon the vesting of a restricted Stock Award, the transfer restrictions of this section shall lapse with respect to that share.

9.4           Rights as a Shareholder. Except for the restrictions set forth here and unless otherwise determined by the Administrator, the Participant shall have all the rights of a shareholder with respect to shares of a Stock Award, including but not limited to the right to vote and the right to receive dividends, provided that the Administrator, in its sole discretion, may require that any dividends paid on shares of a restricted Stock Award be held in escrow until all restrictions on the shares have lapsed.

9.5           Section 83(b) Election. The Administrator may provide in the Grant Agreement that the Award is conditioned upon the Participant making or not making an election under Code Section 83(b). If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

10.         Restricted Stock Units

10.1         Terms and Agreement. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Restricted Stock Units granted:

(a)          the number of Restricted Stock Units awarded;

(b)          the purchase price, if any, to be paid by the Participant for each Restricted Stock Unit;

(c)          the restriction period established, if any;

(d)          whether dividend equivalents will be credited with respect to Restricted Stock Units, and, if so, any accrual, forfeiture or payout restrictions on the dividend equivalents;

(e)          rights of the Participant upon termination of employment or service as a director; and

(f)          any other terms or conditions established by the Administrator.

To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

10.2         Restriction Period. At the time of the grant of Restricted Stock Units, the Administrator may establish a restriction period, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Administrator deems appropriate. The Administrator may divide the awarded Restricted Stock Units into classes and assign a different restriction period for each class. The Administrator may impose any additional conditions or restrictions upon the vesting of the Restricted Stock Units as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a Restricted Stock Unit, the Unit shall vest. To the extent required to ensure that a Performance Goal-based Award of Restricted Stock Units to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall become vested only upon the Administrator’s determination that the Performance Goals applicable to the Award, if any, have been attained.

10.3         Payment. Upon vesting of a Restricted Stock Unit, the Participant shall be entitled to receive payment of an amount equal to the Fair Market Value of one share of Stock. Payment may be made in cash, Stock, or a combination of cash and Stock, in the Administrator’s sole discretion.

11.         Performance Awards

11.1         Terms and Agreement. Subject to the terms of the Plan, Performance Awards may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Performance Awards granted:

(a)          the number of shares or units awarded;

(b)          the performance period and performance criteria or Performance Goals applicable to the Award;

(c)          whether dividend equivalents will be credited with respect to Performance Awards, and if so, any accrual, forfeiture, or payout restrictions on the dividend equivalents;

(d)          the rights of the Participant upon termination of employment or service as a director (which may be different based on the reason for termination); and

(e)          any other terms or conditions established by the Administrator.

To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

11.2         Payment. After the applicable performance period has ended, the Administrator will review the performance criteria and/or Performance Goals and determine the amount payable with respect to the Award, based upon the extent to which the performance criteria and/or Performance Goals have been attained within the performance period and any other applicable terms and conditions. Payment of an earned Performance Award may be made in cash, Common Stock, or a combination of cash and Common Stock, as determined by the Administrator in its sole discretion.

12.         Other Stock-Based Awards

The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

13.         Change in Control Provisions

Except as otherwise provided in any written agreement between the Participant and the Company or its Affiliate in effect when a Change in Control occurs, in the event an acquiring company does not assume Plan Awards:

(a)          all outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable;

(b)          for Performance- Awards, to the extent consistent with Section 162(m), all Performance Goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with Award payout prorated for the portion of the performance period completed as of the Change in Control and payment to occur within 45 days of the Change in Control;

(c)          all restrictions and conditional applicable to any restricted Stock Award shall lapse;

(d)          all restrictions and conditions applicable to any Restricted Stock Units shall lapse and payment shall be made within 45 days of the Change in Control;

(e)          all other Awards shall be delivered or paid within 45 days of the Change in Control.

14.         Miscellaneous

14.1         Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

14.2         Transferability. Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. However, the Award of a Nonstatutory Option or Restricted Stock may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

(a)          any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b)          a trust in which family members have more than 50% of the beneficial interest;

(c)          a foundation in which family members (or the Participant) control the management of assets; and

(d)          any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever; and (y) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section. Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer (including but not limited to risks of forfeiture), provided that the term of the Plan and the Grant Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Grant Agreement. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Administrator has been furnished with (a) written notice and a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer, and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that would have applied to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Unless otherwise determined by the Administrator in accord with the provisions of the first sentence of this subsection, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

14.3         Adjustments; Business Combinations. In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion and without the consent of holders of Awards, make appropriate adjustments to (i) the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan, and (ii) the number, kind and price of shares covered by outstanding Awards. In the event of any such changes in the Common Stock, the Administrator shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity.

The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

14.4         Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform without dilution or enlargement of benefits the substitute Awards to the provisions of the awards for which they are substituted.

14.5         Stock Restriction Agreement and Voting Trust. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement of the Company and/or a voting trust agreement in such form(s) as the Administrator may determine from time to time.

14.6         Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Notwithstanding the foregoing, no amendment shall be made without shareholder approval if approval is required under applicable law or the rules of any stock exchange on which the Company is listed.

14.7         Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

14.8         Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws.

14.9         No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

14.10          Section 409A. Unless the Adminstrator expressly determines otherwise, Awards (and any amendmenst thereto) are intended to be exempt from Code Section 409A as stock rights or short-term deferrals and, accordingly, the terms of any Awards shall be construed and administered to preserve such exemption (including with respect to the time of payment following a lapse of restrictions applicable to an Award). To the extent that Section 409A applies to a particular Award granted under the Plan (notwithstanding the preceding sentence), then the terms of the Award shall be construed and administered to permit the Award to comply with Section 409A, including, if necessary, by delaying the payment of any Award payable upon separation from service to a Participant who is a “specified employee” (as defined in Code Section 409A and determined consistently for all of the Company’s arrangements that are subject to Code Section 409A), for a period of six months and one day after such Participant’s separation from service, and by construing any reference to “termination of employment” or the like to be a “separation from service” within the meaning of Code Section 409A. In the event any person is subject to income inclusion, additional interest or taxes, or any other adverse consequences under Code Section 409A, then neither the Company, the Administrator, the Board nor its or their employees, designees, agents or contractors shall be liable to any Participant or other persons in connection with such adverse consequences under Code Section 409A.

14.11         No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional shares or whether fractional shares or any rights to fractional shares shall be forfeited or otherwise eliminated.

14.12         Beneficiary. A Participant may file with the Administrator a written designation of a beneficiary on the form prescribed by the Administrator and may, from time to time, amend or revoke the designation. If no designated beneficiary survives the Participant, the Participant’s spouse, if any, shall be deemed to be the Participant’s beneficiary. If the Participant does not have a spouse, the the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

14.13         Section 162(m). The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder. To the extent permitted by Code Section 162(m), the Administrator shall have sole discretion to reduce or eliminate payment of the amount of any Award which might otherwise become payable upon attainment of a Performance Goal.

14.14         Form of Communication. Any election, application, claim, notice, or other communication required or permitted to be made by a Participant to the Administrator or the Company shall be made in writing and in such form as the Company may prescribe. Any communication shall be effective upon receipt by Motti Shechter, President at 7683 Sitio Manana, Carlsbad, CA 92009.

14.15         Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

14.16         Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware without regard to its conflict of laws principles.

14.17         Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: July 29, 2013

Date Approved by the Stockholders: August 6, 2013